                                                                    Exhibit 24.1


                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------



                                                               ------------
    /s/  H. Edwin Trusheim                          Director         X
    ------------------------------                             ------------




H. Edwin Trusheim
-----------------
Name (Typed or printed)


Date     2/25/99
    ---------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



                                                       ------------
     /s/ William P. Stiritz                 Director         X
     ---------------------------                       ------------



   William P. Stiritz
  --------------------
Name (Typed or printed)


Date      2/24/99
    -----------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



                                                               ------------
   /s/ Leonard M. Rubenstein                       Director         X
   ------------------------------                              ------------



  Leonard M. Rubenstein
------------------------
Name (Typed or printed)


Date      2/23/99
    -----------------

                                                                    EXHIBIT 24.1



                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



                                                               ------------
   /s/ William A. Peck                             Director         X
   -----------------------                                     ------------



   William A. Peck
--------------------
Name (Typed or printed)


Date      2/25/99
    ------------------

                                                                    EXHIBIT 24.1




                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



                                                     ------------
   /s/ Stuart I. Greenbaum               Director         X
   ---------------------------                       ------------



  Stuart I. Greenbaum
-----------------------
Name (Typed or printed)


Date      2/25/99
    -----------------

                                                                    EXHIBIT 24.1




                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature



                                                               ------------
   /s/ Bernard A. Edison                           Director         X
   ------------------------                                    ------------



   Bernard A. Edison
----------------------
Name (Typed or printed)


Date      2/23/99
    ------------------

                                                                    EXHIBIT 24.1




                   REINSURANCE GROUP OF AMERICA, INCORPORATED



                                POWER OF ATTORNEY
                                -----------------


I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute David B. Atkinson, Jack B. Lay and James E. Sherman, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 1998 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.




Signature
---------



                                                               ------------
     /s/ J. Cliff Eason                            Director         X
    ----------------------                                     ------------



J. Cliff Eason
----------------------
Name (Typed or printed)


Date      2/24/99
    ------------------